CLEVELAND-CLIFFS INC

2006 Restricted Shares Agreement

WHEREAS, (the “Grantee”) is an employee of Cleveland-Cliffs Inc (the “Company”) or a Subsidiary; and

WHEREAS, the Grantee is currently eligible to retire under the Company’s retirement plan; and

WHEREAS, the execution of a restricted shares agreement (“Agreement”) in the form hereof has been authorized by a resolution of the Compensation and Organization Committee (the “Committee”) of the Board of Directors (individually a “Director” and collectively the “Board”) of the Company that was duly adopted on March 14, 2006;

NOW, THEREFORE, pursuant to the Company’s 1992 Incentive Equity Plan (as Amended and Restated as of May 13, 1997), as amended (the “Plan”), the Company hereby grants to the Grantee  shares of the Company’s common stock, par value $.50 per share (the “Common Shares”), effective March 14, 2006 (the “Date of Grant”) subject to the terms and conditions of the Plan and the following terms, conditions, limitations and restrictions:

1.	Issuance of Common Shares. The Common Shares covered by this Agreement shall be fully paid and nonassessable and shall be represented by a certificate(s) registered in the name of the Grantee and bearing a legend referring to the restrictions hereinafter set forth.

2.	Restrictions on Transfer of Common Shares. The Common Shares subject to this Agreement may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Grantee, except to the Company, until March 14, 2009 or an event described in Section 3(b) hereof, if earlier; provided, however, that the Grantee’s interest in the Common Shares covered by this Agreement may be transferred at any time by will or the laws of descent and distribution. Any purported transfer, encumbrance or other disposition of the Common Shares covered by this Agreement that is in violation of this Section 2 shall be null and void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Common Shares covered by this Agreement. When and as permitted by the Plan, the Company may waive the restrictions set forth in this Section 2 with respect to all or any portion of the Common Shares covered by this Agreement.

3.	Vesting of Common Shares.(a)

(a)	The Common Shares covered by this Agreement are one hundred percent (100%) nonforfeitable on the date of Grant, subject to the Grantee not violating the provisions of Sections 3(d) or 4(b) hereof.

(b)	The provisions of Section 3(d) and 4(b) hereof, shall no longer apply after and all of the Common Shares covered by this Agreement shall become nonforfeitable immediately upon any change in control of the Company that shall occur while the Grantee is an employee of the Company or a Subsidiary. For the purposes of this Agreement, the term “change in control” shall mean a change in control event as defined under Section 409A of the Internal Revenue Code, which to the extent provided under Section 409A, shall include but not be limited to:

(i)	a change in the ownership of the Company by which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than Fifty Percent (50%) of the total fair market value or total voting power of the stock of the Company;

(ii)	a change in effective control of the Company by which:

(A)	any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing Thirty-Five Percent (35%) or more of the total voting power of the stock of the Company; or

(B)	a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iii)	a change in the ownership of a substantial portion of the assets of the Company by which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than Forty Percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)	Persons shall be considered to be acting as a group, if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(v)	There is no change in control event under this Section 3(b) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer, as provided in this paragraph. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

(A)	A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(B)	An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(C)	A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or

(D)	An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in subparagraph (C) above.

(E)	For purposes of this paragraph and except as otherwise provided, a person’s status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the Company has no ownership interest before the transaction, but which is a majority-owned subsidiary of the Company after the transaction is not treated as a change in the ownership of the assets of the Company.

(vi)	Notwithstanding the foregoing, for purposes of this Section 3(b), the following acquisitions shall not constitute a Change in Control:

(A)	any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined below in this Section 3(b),),

(B)	any acquisition by the Company of Voting Stock of the Company,

(C)	any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or

(D)	any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination (as defined below in this Section 3(b)).

(vii)	The “Incumbent Board” shall mean those individuals who, as of the date hereof, constitute the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(viii)	A “Business Combination” shall mean any business transaction such as a reorganization, merger or consolidation involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or any other transaction involving the Company, if, in each case, immediately following any such business transaction,

(A)	all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such business transaction beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such business transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such business transaction, of the Voting Stock of the Company,

(B)	no Person (other than the Company, such entity resulting from such business transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such business transaction) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such business transaction, and

(C)	at least a majority of the members of the board of directors of the entity resulting from such business transaction were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such business transaction.

(c)	For purposes of Section 3(b), “voting stock” means securities entitled to vote generally in the election of directors, and “subsidiary” means an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding capital or profits interests or voting stock.

(d)	Notwithstanding the provisions of Section 3(a), the Common Shares covered by this Agreement will be forfeited in the event that the employment of the Grantee with the Company and its Subsidiaries shall be terminated prior to March 14, 2009 by reason of his involuntary termination by the Company for “Cause” as defined in Section 3(e) below.

(e)	For purposes of this Section 3, the term “Cause” shall mean that the Grantee shall have prior to any termination of employment committed:

(i)	and been convicted of a criminal violation involving fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any Subsidiary;

(ii)	intentional wrongful damage to property of the Company or any Subsidiary;

(iii)	intentional wrongful disclosure of secret processes or confidential information of the Company or any Subsidiary.

For purposes of this Agreement, no act or failure to act on the part of the Executive shall be deemed “intentional” if it was due primarily to an error in judgment or negligence, but shall be deemed “intentional” only if done or omitted to be done by the Executive not in good faith and without reasonable belief that the Executive’s action or omission was in the best interest of the Company.

4.	Forfeiture of Common Shares.

(a)	Any of the Common Shares covered by this Agreement that have become forfeitable in accordance with Section 3(d) hereof shall be forfeited on the date the Grantee ceases to be employed by the Company or a Subsidiary prior to March 14, 2009 for the reasons set forth in Section 3(d) hereof. In the event of a forfeiture, the certificates representing all of the Common Shares covered by this Agreement shall be cancelled.

(b)	The Grantee shall not, prior to March 14, 2009, render services for any organization or engage directly or indirectly in any business which is a competitor of the Company or any affiliate of the Company, or which organization or business is or plans to become prejudicial to or in conflict with the business interests of the Company or any affiliate of the Company.

(c)	Failure to comply with the provisions of subsection (b) above will cause a Grantee to: (i) forfeit his/her right to Common Shares covered by this Agreement, and (ii) reimburse the Company for the value of any Common Shares that vest in the Grantee prior to his/her violation of subsection (b) above.

(d)	Failure of the Grantee to repay to the Company the amount to be reimbursed in subsection (c) above within three days of termination of employment will result in the offset of said amount from the Grantee’s account balance in the Voluntary Non-Qualified Deferred Compensation Plan (if applicable) and/or from any accrued salary or vacation pay owed at the date of termination of employment or from future earnings payable by the Grantee’s next employer.

5.	Dividend, Voting and Other Rights. The Grantee shall have all of the rights of a shareholder with respect to the Common Shares covered by this Agreement, including the right to vote the Common Shares and receive any dividends that may be paid thereon; provided, however, that any additional Common shares that the Grantee may become entitled to receive pursuant to a share dividend or a merger or reorganization in which the Company is the surviving corporation or any other change in the capital structure of the Company shall be subject to the same restrictions as the Common Shares covered by this Agreement

6.	Retention of Share Certificate(s) by Company. The certificate(s) representing the Common Shares covered by this Agreement shall be held in custody by the Company, together with a stock power endorsed in blank by the Grantee with respect thereto, until March 14, 2009 or an event described in Section 3(b), if earlier.

7.	Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any restricted or unrestricted Common Shares pursuant to this Agreement if the issuance thereof would result in a violation of any such law. To the extent that the Ohio Securities Act shall be applicable to this Agreement, the Company shall not be obligated to issue any restricted or unrestricted Common Shares or other securities pursuant to this Agreement, unless those shares or other securities are (a) exempt from registration thereunder, (b) the subject of a transaction that is exempt from compliance therewith, (c) registered by description or qualification thereunder or (d) the subject of a transaction that shall have been registered by description thereunder.

8.	Adjustments. The Committee shall make any adjustments in the number or kind of shares of stock or other securities covered by this Agreement that the Committee may determine to be equitably required to prevent any dilution or expansion of the Grantee’s rights under this Agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) other transaction or event having an effect similar to any of those referred to in Section 8(a) and 8(b) hereof. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of the Grantee’s rights under this Agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.

9.	Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with any issuance of restricted or unrestricted Common Shares or other securities pursuant to this Agreement, the Grantee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Company and the Grantee agree that the Common Shares are taxable for federal income tax purposes on the Date of Grant and that the Company has made an award of cash to the Grantee equal in amount to the fair market value of the Common Shares subject to this Agreement on the Date of Grant for the purpose of assisting in the payment of income taxes on the cash and the Grant.

10.	Right to Terminate Employment. No provision of this Agreement shall limit in any way whatsoever any right that the Company or a Subsidiary may otherwise have to terminate the employment of the Grantee at any time.

11.	Relation to Other Benefits. Any economic or other benefit to the Grantee under this Agreement or the Plan, including the cash payment described in Section 9, shall not be taken into account in determining any benefits to which the Grantee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.

12.	Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Grantee with respect to the Common Shares or other securities covered by this Agreement without the Grantee’s consent.

13.	Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

14.	Governing Law. This Agreement is made under, and shall be construed in accordance with, the laws of the State of Ohio.

This Agreement is executed by the Company on this       day of March, 2006.

CLEVELAND-CLIFFS INC

By

Randy L. Kummer

Senior Vice President – Human Resources

The undersigned Grantee hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the Common Shares or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.

Grantee

Date: